JOINT FILING AGREEMENT

                  The undersigned hereby agree, pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, to file joint statements on
Schedule 13D and amendments thereto pertaining to their beneficial ownership of shares of common stock, stated value $25/48 each, of Hercules Incorporated, a Delaware corporation, and that this joint filing agreement may be included as an Exhibit to such joint filing.

                  This joint filing agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

                  This joint filing agreement may be executed in one or more counterparts, each of which together shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

                                   SIGNATURES

                  IN WITNESS WHEREOF, this joint filing agreement has been duly executed and delivered as of July 15, 2003.




                                 ISP INVESTCO LLC
                                 By:  International Specialty Holdings Inc.,
                                 its Sole Member

                                 By: /s/ Richard A. Weinberg
                                     -------------------------------------------
                                     Richard A. Weinberg
                                     Executive Vice President, General Counsel
                                     and Secretary



                                 INTERNATIONAL SPECIALTY HOLDINGS INC.


                                 By: /s/ Richard A. Weinberg
                                     -------------------------------------------
                                     Richard A. Weinberg
                                     Executive Vice President, General Counsel
                                     and Secretary



                                 INTERNATIONAL SPECIALTY PRODUCTS INC.


                                 By: /s/ Richard A. Weinberg
                                     -------------------------------------------
                                     Richard A. Weinberg
                                     Executive Vice President, General Counsel
                                     and Secretary


                                     /s/ Samuel J. Heyman
                                     -------------------------------------------
                                     SAMUEL J. HEYMAN


                                     /s/ Sunil Kumar
                                     -------------------------------------------
                                     SUNIL KUMAR



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

                                     /s/ Gloria Schaffer
                                     -------------------------------------------
                                     GLORIA SCHAFFER



                                     /s/ Raymond S. Troubh
                                     -------------------------------------------
                                     RAYMOND S. TROUBH



                                     /s/ Harry Fields
                                     -------------------------------------------
                                     HARRY FIELDS



                                     /s/ Anthony T. Kronman
                                     -------------------------------------------
                                     ANTHONY T. KRONMAN



                                     /s/ Vincent Tese
                                     -------------------------------------------
                                     VINCENT TESE



                                     /s/ Gerald Tsai, Jr.
                                     -------------------------------------------
                                     GERALD TSAI, JR.




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